SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 21, 2001
(Date of earliest event reported)

                           DVI Receivables Corp., VIII
             (Exact name of registrant as specified in its charter)

Delaware                              333-94523                       25-1824148
(State or Other Jurisdiction         (Commission                (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

       2500 York Road, Jamison, Pennsylvania                        18929
       (Address of Principal Executive Office)                   (Zip Code)

        Registrant's telephone number, including area code:(215) 488-5000



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Item 5. Other Events.

     The registrant has entered into the material agreements exhibited below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements.

          Not applicable.

     (b) Pro Forma Financial Information.

          Not applicable.

     (c) Exhibits

          1.1 Underwriting Agreement, dated as of November 1, 2001, by and among Merrill Lynch, Pierce Fenner & Smith Incorporated, Banc One Capital Markets, Inc., DVI Receivables Corp. VIII, DVI Receivables XVI, L.L.C., DVI Financial Services Inc. and DVI Receivables Corp. XVI.

          4.1 Indenture, dated as of November 1, 2001, between DVI Receivables XVI, L.L.C., as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, and Appendix I thereto.

          4.2 Contribution and Servicing Agreement, dated as of November 1, 2001, between DVI Financial Services Inc., as Contributor and as Servicer, and DVI Receivables Corp. XVI, as Transferor.

          4.3 Subsequent Contract Transfer Agreement, dated as of November 1, 2001, between DVI Receivables Corp. XVI and DVI Receivables XVI, L.L.C.

          4.4 Limited Liability Company Operating Agreement of DVI Receivables XVI, L.L.C., dated as of November 1, 2001, executed by DVI Receivables Corp. VIII and DVI Receivables XVI, L.L.C.


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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                  DVI RECEIVABLES CORP. VIII

                                                  By: /s/ Matthew E. Goldenberg
                                                     ---------------------------
                                                  Name:  Matthew E. Goldenberg
                                                  Title: Assistant Treasurer

Dated: November 1, 2001